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Exhibit 24

Annual Reports on Form 10-K of
Financial Security Assurance Holdings Ltd.

POWER-OF-ATTORNEY

        The undersigned, as a director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), and/or, as applicable, as an officer of the Company, does hereby constitute and appoint each of Robert P. Cochran, Séan W. McCarthy and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as a director and/or officer of the Company, as applicable, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a director or officer of the Company, as applicable, unless and until revoked as to an undersigned by written instrument delivered by him to the Secretary of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on February 13, 2003.

/s/ ROBERT P. COCHRAN Robert P. Cochran	Chairman, Chief Executive Officer and Director
/s/ SÉAN W. MCCARTHY Séan W. McCarthy	President, Chief Operating Officer and Director
/s/ JACQUES GUERBER Jacques Guerber	Director
/s/ ROBERT N. DOWNEY Robert N. Downey	Director
/s/ DAVID O. MAXWELL David O. Maxwell	Director
/s/ JAMES H. OZANNE James H. Ozanne	Director
/s/ ROGER K. TAYLOR Roger K. Taylor	Director
/s/ JOSEPH W. SIMON Joseph W. Simon	Managing Director and Chief Financial Officer
/s/ JEFFREY S. JOSEPH Jeffrey S. Joseph	Managing Director and Controller

POWER-OF-ATTORNEY

        The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated: November 15, 2001	/s/ DIRK BRUNEEL Dirk Bruneel

POWER-OF-ATTORNEY

        The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated: November 15, 2001	/s/ BRUNO DELETRE Bruno Deletre

POWER-OF-ATTORNEY

        The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated: February 15, 2001	/s/ PIERRE RICHARD Pierre Richard

POWER-OF-ATTORNEY

        The undersigned, as a Director of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), does hereby constitute and appoint each of Robert P. Cochran, Roger K. Taylor and Bruce E. Stern to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, (i) to sign in the name and on behalf of the undersigned, as Director of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for each fiscal year for which the Company is required to file such an Annual Report, and any amendments or supplements thereto, and (ii) to execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of each such Annual Report on Form 10-K, and any such amendment or supplement thereto, and generally to act for and in the name of the undersigned with respect to each such filing as fully as could the undersigned if then personally present and acting. The foregoing Power-of-Attorney shall be in full force and effect for so long as the undersigned shall be a Director of the Company, unless and until revoked by written instrument delivered to the General Counsel of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set forth below.

Dated: February 15, 2001	/s/ REMBERT VON LOWIS Rembert von Lowis

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Annual Reports on Form 10-K of Financial Security Assurance Holdings Ltd.